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                                                                    EXHIBIT 23.1

                          CONSENT OF ERNST & YOUNG LLP

     We consent to the reference to our firm under the caption 'Experts' and to the use of our report dated February 5, 1996, except for Note 5, as to which the date is March 19, 1996, in the Registration Statement (Form S-3 No. 333-07455) and related Prospectus of Toy Biz, Inc. dated August 7, 1996.

                                          ERNST & YOUNG LLP

New York, N.Y.
August 7, 1996